SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee		37215

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE DATED DECEMBER 18, 2003.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            Exhibit 99.1 Press Release.

Item 12. Results of Operations and Financial Conditions.

      On December 18, 2003, American Healthways, Inc. issued a press release announcing earnings results for the first quarter ended November 30, 2003, the text of which is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

	By:	/s/ Mary A. Chaput
	Name:	Mary A. Chaput
	Title:	Chief Financial Officer

Date: December 18, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 18, 2003.